Unit-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
Unit-Based Compensation
In March 2017, a total of 17,345 common units, with an aggregate value of $0.3 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2017. These common units were fully vested upon grant. During 2016 and 2015, the Partnership awarded 32,723 and 10,447 common units, respectively, as compensation to non-management directors. The awards were fully vested in March 2016 and March 2015, respectively. The compensation to the non-management directors is included in general and administrative expenses on the Partnership’s consolidated statements of income.

The Partnership grants restricted unit awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation cost of the Partnership’s unit-based compensation awards is reflected in general and administrative expenses in the Partnership’s consolidated statements of income.

During March 2017, 2016 and 2015, the Partnership granted 60,809, 132,582 and 32,054 restricted units, respectively, with grant date fair values of $1.0 million $1.5 million and $1.1 million, respectively, to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries who provide services to the Partnership, based on the Partnership’s closing common unit price on the grant date. Each restricted unit is equal in value to one of the Partnership's common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is canceled, unless their termination arises as a result of the recipient’s retirement, and in this case, the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards is paid to each recipient in the form of common units, net of withholding tax. During the years ended December 31, 2017, 2016 and 2015, the Partnership recorded an expense of $1.0 million, $1.3 million, and $1.2 million, respectively, related to the restricted units.